Unaudited Interim Condensed Consolidated Statements of Changes in Shareholders’ Equity - USD ($) $ in Thousands	Premium and other capital reserves	Capital reserve for transactions with controlling Shareholders	Accumulated loss	Total
Balance at Dec. 31, 2024	$ 26,625	$ 1,542	$ (22,620)	$ 5,547
Exercise of options	49			49
Issuance of common stock, net	2,392			2,392
Share-based compensation	252			252
Total comprehensive loss			(1,636)	(1,636)
Balance at Jun. 30, 2025	29,318	1,542	(24,256)	6,604
Balance at Dec. 31, 2025	29,586	1,542	(25,684)	5,444
Share-based compensation	288			288
Total comprehensive loss			(732)	(732)
Balance at Jun. 30, 2026	$ 29,874	$ 1,542	$ (26,416)	$ 5,000